                                                                   EXHIBIT 23(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


As independent public accountants, we hereby consent to the use of our report dated July 9, 1998, and to all references to our Firm, included in or made a part of this Registration Statement on form S-4/A of Engineering Animation, Inc.


                                             /s/ ARTHUR ANDERSEN LLP


Ann Arbor, Michigan
August 20, 1998